For information, contact:

David Skipper, 281-836-8155

Archrock, Inc. Reports Fourth Quarter and Full Year 2017 Results
HOUSTON, February 22, 2018 – Archrock, Inc. (NYSE: AROC) today reported a net income of $49.1 million in the fourth quarter of 2017, compared to a net loss of $12.7 million in the third quarter of 2017 and a net loss of $46.1 million in the fourth quarter of 2016. Net income was $18.4 million for 2017, compared to net loss of $65.2 million for 2016. Both the fourth quarter of 2017 and full year 2017 results include an income tax benefit of $53.4 million from the Tax Cuts and Jobs Act.

EBITDA, as adjusted (as defined below), was $71.9 million for the fourth quarter 2017, compared to $62.4 million for the third quarter of 2017 and $75.2 million for the fourth quarter of 2016. EBITDA, as adjusted, was $271.9 million for 2017, compared to $318.8 million for 2016.

(in thousands, except percentages and ratios)	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2017	2017	2016	2017	2016

Net income (loss)	$49,142	$(12,683)	$(46,079)	$18,410	$(65,243)
Net income (loss) attributable to Archrock stockholders	$47,560	$(10,235)	$(38,611)	$18,953	$(54,555)
EBITDA, as adjusted	$71,934	$62,365	$75,171	$271,916	$318,849

Contract operations revenue	$156,299	$153,524	$152,017	$610,921	$647,828
Contract operations gross margin percentage	59%	53%	60%	57%	62%
Contract operations gross margin	$91,585	$81,573	$91,798	$347,916	$400,788

Aftermarket services revenue	$52,636	$44,329	$41,763	$183,734	$159,241
Aftermarket services gross margin percentage	16%	13%	15%	15%	17%
Aftermarket services gross margin	$8,546	$5,843	$6,349	$27,817	$26,362

Selling, general, and administrative	$29,660	$29,108	$26,725	$111,483	$114,470

Cash available for dividend	$11,575	$7,544	$11,541	$39,025	$59,542
Cash available for dividend coverage	1.36x	0.88x	1.36x	1.14x	1.96x

	December 31,	September 30,	December 31,
	2017	2017	2016

Total available horsepower (at period end)	3,847	3,866	3,819
Total operating horsepower (at period end)	3,253	3,204	3,115
Horsepower utilization spot (at period end)	85%	83%	82%

“Archrock posted solid operating performance in the fourth quarter,” said Brad Childers, Archrock’s President and Chief Executive Officer. “During the quarter, we grew operating horsepower by 49,000 horsepower while efficiently managing start-up and make-ready expenses. Our outstanding execution drove a substantial increase in profitability from the third quarter. For full year 2017, we grew operating horsepower by 138,000 horsepower and drove new orders at elevated levels throughout the year.”

“We are entering 2018 with a record backlog of new starts. Our focus in the coming year will be on the profitable execution of our growth plans, as well as closing the merger of Archrock and Archrock Partners to further strengthen our platform,” continued Childers. “In the first quarter of 2018, we implemented a price increase on the eligible portion of our installed base of horsepower and we have seen a substantial recovery in spot pricing, especially on large horsepower applications. During 2018, Archrock and Archrock Partners together expect to invest $200 to $220 million of growth capital into high demand large horsepower units to meet our customers’ needs. We expect that the efficient execution of our operations, recovering prices, and meaningful investment into our fleet will translate into improved earnings in 2018.”

“In addition, the Energy Information Administration has forecasted that 2018 will have the largest increase in year-over-year growth of U.S. natural gas production on record, with additional growth into the next decade. Based on this forecast and initial production estimates for 2017, it appears that the leading edge of a substantial growth period for U.S. natural production has arrived. We believe U.S. natural gas production growth will drive demand for our services, and we intend to profitably capture this opportunity,” concluded Childers.

Net income attributable to Archrock stockholders for the fourth quarter of 2017 was $47.6 million, or $0.67 per diluted common share. Net loss from continuing operations attributable to Archrock stockholders, excluding the items listed in the following sentence, for the fourth quarter of 2017 was $0.1 million, or $0.00 per diluted common share. Excluded items consisted of a non-cash tax reform benefit of $53.4 million, non-cash long-lived asset impairment charge of $8.3 million, restatement and other charges of $1.1 million, expensed acquisition and merger related costs of $0.3 million, restructuring and other charges of $0.1 million, non-controlling interest in the listed items of $2.6 million, and a tax benefit on the listed items of $1.5 million.

Net loss attributable to Archrock stockholders for the third quarter of 2017 was $10.2 million, or $0.15 per diluted common share. Net loss from continuing operations attributable to Archrock stockholders, excluding the items listed in the following sentence, for the third quarter of 2017 was $6.1 million, or $0.09 per diluted common share. Excluded items consisted of a loss from discontinued operations of $0.1 million, a non-cash long-lived asset impairment of $7.1 million, corporate office relocation costs of $1.3 million, restatement and other charges of $0.6 million, restructuring and other charges of $0.4 million, non-controlling interest in the listed items of $3.0 million, and a tax benefit on the listed items of $2.4 million.

Net loss attributable to Archrock stockholders for the fourth quarter of 2016 was $38.6 million, or $0.56 per diluted common share. Net loss from continuing operations attributable to Archrock stockholders, excluding the items listed in the following sentence, for the fourth quarter 2016 was $4.1 million, or $0.06 per diluted common share. Excluded items consisted of income from discontinued operations net of tax of $0.4 million, a non-cash long-lived asset impairment charge of $47.1 million, restatement and other charges of $12.6 million, net indemnification income of $0.2 million, restructuring and other charges of $1.1 million, non-controlling interest in the listed items of $13.6 million, and a tax benefit on the listed items of $12.9 million.

Net income attributable to Archrock stockholders for 2017 was $19.0 million, or $0.26 per diluted common share. Net loss from continuing operations attributable to Archrock stockholders, excluding the items listed in the following sentence, for 2017 was $13.5 million, or $0.20 per diluted common share. Excluded items consisted of a loss from discontinued operations of $0.1 million, a non-cash tax reform benefit of $53.4 million, non-cash long-lived asset impairment charges of $29.1 million, restatement and other charges of $4.4 million, net indemnification expense of $0.4 million, debt extinguishment costs of $0.3 million, corporate office relocation costs of $1.3 million, expensed acquisition and merger related costs of $0.3 million, and restructuring and other charges of $1.4 million, non-controlling interest in the listed items of $10.8 million, and a tax benefit on the listed items of $5.5 million.

Net loss attributable to Archrock stockholders for 2016 was $54.6 million, or $0.80 per diluted common share. Net income from continuing operations attributable to Archrock stockholders, excluding the items listed in the following sentence, for 2016 was $2.2 million, or $0.02 per diluted common share. Excluded items consisted of a loss from discontinued operations of $0.4 million, non-cash long-lived asset impairment charges of $87.4 million, restatement and other charges of $13.5 million, net indemnification income of $2.6 million, expensed acquisition and merger related costs of $0.2 million, restructuring and other charges of $16.9 million, non-controlling interest in the listed items of $31.6 million, and a tax benefit on the listed items of $27.4 million.

Conference Call Details

Archrock, Inc. and Archrock Partners, L.P. will host a joint conference call on Thursday, Feb. 22, 2018, to discuss their fourth quarter 2017 financial results. The call will begin at 11:00 a.m. Eastern Time.

To listen to the call via a live webcast, please visit Archrock’s website at www.archrock.com. The call will also be available by dialing 1-888-771-4371 in the United States and Canada or +1-847-585-4405 for international calls. Please call approximately 15 minutes prior to the scheduled start time and reference Archrock conference call number 4635 4672.

A replay of the conference call will be available on Archrock’s website for approximately seven days. Also, a replay may be accessed by dialing 1-888-843-7419 in the United States and Canada, or +1-630-652-3042 for international calls. The access code is 4635 4672#.

*****

EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) excluding income (loss) from discontinued operations (net of tax), income taxes, interest expense, depreciation and amortization, long-lived asset impairment, restructuring and other charges, corporate office relocation costs, expensed acquisition and merger related costs, indemnification (income) expense, net, restatement and other charges, debt extinguishment costs, and other items. A reconciliation of EBITDA, as adjusted, to net income (loss), the most directly comparable GAAP measure, appears below.

Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization). Gross margin percentage is defined as gross margin divided by revenue. A reconciliation of gross margin to net income (loss), the most directly comparable GAAP measure, appears below.

Cash available for dividend, a non-GAAP measure, is defined as distributions received by us from Archrock Partners, L.P., plus our deconsolidated gross margin, less the following deconsolidated items: maintenance and other capital expenditures, cash SG&A expense excluding corporate office relocation costs, cash interest expense associated with our debt, cash tax, (gain) loss on sale of property, plant and equipment, and expensed acquisition and merger related costs. Cash available for dividend coverage is defined as cash available for dividend divided by total dividends. A reconciliation of cash available for dividend to net income (loss), the most directly comparable GAAP measure, appears below.

Net income (loss) from continuing operations attributable to Archrock stockholders, excluding items, is defined as net income (loss) attributable to Archrock stockholders excluding loss from discontinued operations, net of tax, long-lived asset impairment, restatement and other charges, restructuring and other charges, corporate office relocation costs, net indemnification (income) expense, debt extinguishment costs, expensed acquisition and merger related costs and the associated non-controlling interest and tax effect of the items listed above. A reconciliation of net income (loss) from continuing operations attributable to Archrock stockholders, excluding items, to net income (loss) attributable to Archrock stockholders, the most directly comparable GAAP measure, appears below.

About Archrock

Archrock, Inc. (NYSE: AROC) is a pure-play U.S. natural gas contract compression services business and a leading supplier of aftermarket services to customers that own compression equipment in the United States. Archrock, Inc. holds interests in Archrock Partners, L.P. (NASDAQ: APLP), a master limited partnership and the leading provider of natural gas compression services to customers in the oil and natural gas industry throughout the United States. Archrock is headquartered in Houston, Texas, operating in the major oil and gas producing regions in the United States, with approximately 1,700 employees. For more information, visit www.archrock.com.

Forward-Looking Statements

All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Archrock and Archrock Partners, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: about the anticipated completion of the proposed merger and the timing thereof; Archrock’s dividends; Archrock’s financial and operational strategies and ability to successfully effect those strategies; Archrock’s expectations regarding future commodity prices, demand for natural gas and economic and market conditions; demand for Archrock’s services; and Archrock’s financial and operational outlook and ability to fulfill that outlook, including as related to increasing operating horsepower and gross margin percentage.

While Archrock and Archrock Partners believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on Archrock, Archrock Partners and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of Archrock’s or Archrock Partners’ customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; the results of any shareholder actions that may be filed relating to the restatement of Archrock’s financial statements; the potential additional costs relating to Archrock’s restatement, cost-sharing with Exterran Corporation and to addressing any reviews, investigations or other proceedings by government authorities or shareholder actions; and the performance of Archrock Partners.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in each of Archrock’s and Archrock Partners’ Annual Reports on Form 10-K for the year ended December 31, 2016, and those set forth from time to time in each party’s filings with the Securities and Exchange Commission (the “SEC”), which are available at www.archrock.com. Except as required by law, Archrock and Archrock Partners expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, on February 5, 2018, Archrock filed with the SEC a registration statement on Form S-4, including a joint proxy statement/prospectus of Archrock and Archrock Partners. INVESTORS AND SECURITY HOLDERS OF ARCHROCK AND ARCHROCK PARTNERS ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Archrock and Archrock Partners in connection with the Archrock shareholder meeting and the Archrock Partners unitholder meeting. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Archrock and Archrock Partners with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) from www.archrock.com under the tab “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Archrock, Archrock Partners and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Archrock’s proxy statement relating to its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2017, and Archrock Partners’ Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 23, 2017, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

SOURCE: Archrock, Inc.

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2017	2017	2016	2017	2016
Revenue:
Contract operations	$156,299	$153,524	$152,017	$610,921	$647,828
Aftermarket services	52,636	44,329	41,763	183,734	159,241
Total revenue	208,935	197,853	193,780	794,655	807,069
Costs and expenses:
Cost of sales (excluding depreciation and amortization):
Contract operations	64,714	71,951	60,219	263,005	247,040
Aftermarket services	44,090	38,486	35,414	155,917	132,879
Selling, general and administrative	29,660	29,108	26,725	111,483	114,470
Depreciation and amortization	46,080	47,463	51,095	188,563	208,986
Long-lived asset impairment	8,284	7,105	47,054	29,142	87,435
Restatement and other charges	1,083	566	12,610	4,370	13,470
Restructuring and other charges	141	422	1,143	1,386	16,901
Interest expense	21,943	22,892	21,057	88,760	83,899
Debt extinguishment costs	—	—	—	291	—
Other income, net	(1,171)	(2,716)	(3,950)	(5,643)	(8,590)
Total costs and expenses	214,824	215,277	251,367	837,274	896,490
Loss before income taxes	(5,889)	(17,424)	(57,587)	(42,619)	(89,421)
Benefit from income taxes	(55,031)	(4,795)	(11,892)	(61,083)	(24,604)
Income (loss) from continuing operations	49,142	(12,629)	(45,695)	18,464	(64,817)
Loss from discontinued operations, net of tax	—	(54)	(384)	(54)	(426)
Net income (loss)	49,142	(12,683)	(46,079)	18,410	(65,243)
Less: Net (income) loss attributable to the noncontrolling interest	(1,582)	2,448	7,468	543	10,688
Net income (loss) attributable to Archrock stockholders	$47,560	$(10,235)	$(38,611)	$18,953	$(54,555)

Basic and diluted income (loss) per common share (1):
Income (loss) from continuing operations attributable to Archrock common stockholders	$0.67	$(0.15)	$(0.56)	$0.26	$(0.79)
Loss from discontinued operations attributable to Archrock common stockholders	—	—	—	—	(0.01)
Net income (loss) attributable to Archrock common stockholders	$0.67	$(0.15)	$(0.56)	$0.26	$(0.80)

Weighted average common shares outstanding used in income (loss) per common share:
Basic	69,709	69,644	69,142	69,552	68,993

Diluted	69,809	69,644	69,142	69,664	68,993

Dividends declared and paid per common share	$0.1200	$0.1200	$0.1200	$0.4800	$0.4975

(1)
Basic and diluted net income (loss) attributable to Archrock common stockholders per common share was computed using the two-class method to determine the net income (loss) per share for each class of common stock and participating security (restricted stock and certain of our stock settled restricted stock units) according to dividends declared and participation rights in undistributed earnings. Accordingly, we have excluded net income attributable to participating securities from our calculation of basic and diluted net income (loss) attributable to Archrock common stockholders per common share.

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2017	2017	2016	2017	2016
Revenues:
Contract operations	$156,299	$153,524	$152,017	$610,921	$647,828
Aftermarket services	52,636	44,329	41,763	183,734	159,241
	$208,935	$197,853	$193,780	$794,655	$807,069

Gross Margin (1):
Contract operations	$91,585	$81,573	$91,798	$347,916	$400,788
Aftermarket services	8,546	5,843	6,349	27,817	26,362
Total	$100,131	$87,416	$98,147	$375,733	$427,150

Selling, General and Administrative	$29,660	$29,108	$26,725	$111,483	$114,470
% of revenue	14%	15%	14%	14%	14%

EBITDA, as adjusted (1)	$71,934	$62,365	$75,171	$271,916	$318,849
% of revenue	34%	32%	39%	34%	40%

Gross Margin Percentage:
Contract operations	59%	53%	60%	57%	62%
Aftermarket services	16%	13%	15%	15%	17%
Total	48%	44%	51%	47%	53%

Capital expenditures	$69,445	$52,839	$20,563	$221,693	$117,572
Less: Proceeds from sale of property, plant and equipment	(24,273)	(13,792)	(14,828)	(46,954)	(41,892)
Net capital expenditures	$45,172	$39,047	$5,735	$174,739	$75,680

Total Available Horsepower (at period end) (2)	3,847	3,866	3,819	3,847	3,819
Total Operating Horsepower (at period end) (3)	3,253	3,204	3,115	3,253	3,115
Average Operating Horsepower	3,234	3,166	3,138	3,152	3,234
Horsepower Utilization:
Spot (at period end)	85%	83%	82%	85%	82%
Average	84%	82%	79%	82%	81%

	December 31,	September 30,	December 31,
	2017	2017	2016
Balance Sheet:
Debt - Parent level	$56,000	$75,500	$99,000
Debt - Archrock Partners, L.P.	1,361,053	1,317,447	1,342,724
Total consolidated debt, net (4)	$1,417,053	$1,392,947	$1,441,724
Archrock stockholders' equity	$777,049	$735,329	$718,966

(1)
Management believes gross margin and EBITDA, as adjusted, provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone.  Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons.

(2)	Defined as idle and operating horsepower. New units completed by a third party manufacturer that have been delivered to us are included in the fleet.

(3)	Defined as horsepower that is operating under contract and horsepower that is idle but under contract and generating revenue such as standby revenue.

(4)	Carrying values are shown net of unamortized debt discounts and unamortized deferred financing costs.

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2017	2017	2016	2017	2016
Reconciliation of GAAP to Non-GAAP Financial Information:
Net income (loss)	$49,142	$(12,683)	$(46,079)	$18,410	$(65,243)
Less: Loss from discontinued operations, net of tax	—	(54)	(384)	(54)	(426)
Income (loss) from continuing operations	49,142	(12,629)	(45,695)	18,464	(64,817)
Depreciation and amortization	46,080	47,463	51,095	188,563	208,986
Long-lived asset impairment	8,284	7,105	47,054	29,142	87,435
Restatement and other charges	1,083	566	12,610	4,370	13,470
Restructuring and other charges	141	422	1,143	1,386	16,901
Corporate office relocation costs(1)	—	1,318	—	1,318	—
Interest expense	21,943	22,892	21,057	88,760	83,899
Indemnification (income) expense, net	17	23	(201)	430	(2,593)
Debt extinguishment costs	—	—	—	291	—
Expensed acquisition and merger related costs	275	—	—	275	172
Benefit from income taxes	(55,031)	(4,795)	(11,892)	(61,083)	(24,604)
EBITDA, as adjusted (2)	71,934	62,365	75,171	271,916	318,849
Selling, general and administrative	29,660	29,108	26,725	111,483	114,470
Corporate office relocation costs	—	(1,318)	—	(1,318)	—
Indemnification income (expense), net	(17)	(23)	201	(430)	2,593
Expensed acquisition and merger related costs	(275)	—	—	(275)	(172)
Other income, net	(1,171)	(2,716)	(3,950)	(5,643)	(8,590)
Gross Margin (2)	$100,131	$87,416	$98,147	$375,733	$427,150

Net income (loss) attributable to Archrock stockholders	$47,560	$(10,235)	$(38,611)	$18,953	$(54,555)
Loss from discontinued operations, net of tax	—	54	384	54	426
Items:
Long-lived asset impairment	8,284	7,105	47,054	29,142	87,435
Restatement and other charges	1,083	566	12,610	4,370	13,470
Restructuring and other charges	141	422	1,143	1,386	16,901
Indemnification (income) expense, net	17	23	(201)	430	(2,593)
Debt extinguishment costs	—	—	—	291	—
Corporate office relocation costs	—	1,318	—	1,318	—
Expensed acquisition and merger related costs	275	—	—	275	172
Noncontrolling interest in items	(2,554)	(3,022)	(13,566)	(10,812)	(31,625)

Tax Reform (3)	(53,442)	—	—	(53,442)	—
Tax effect on items (4)	(1,510)	(2,362)	(12,928)	(5,479)	(27,400)
Net income (loss) from continuing operations attributable to Archrock stockholders, excluding items	$(146)	$(6,131)	$(4,115)	$(13,514)	$2,231

Diluted net income (loss) attributable to Archrock common stockholders	$0.67	$(0.15)	$(0.56)	$0.26	$(0.80)
Adjustment for items, after-tax, per common share (5)	(0.67)	0.06	0.50	(0.46)	0.82
Diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items (2)(4)	$—	$(0.09)	$(0.06)	$(0.20)	$0.02

(1)
Includes charges associated with the relocation of our corporate headquarters in the third quarter of 2017, which are included in Selling, general and administrative in our condensed consolidated statement of operations.

(2)
Management believes EBITDA, as adjusted, gross margin and diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items, provides useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provides a more complete understanding of our performance than GAAP results alone. Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons.

(3)
During the year ended December 31, 2017 we recorded a tax benefit due to the change in corporate tax rate from 35% to 21% enacted under the Tax Cuts and Jobs Act which reduced our net deferred tax liability.

(4)	The tax effect is computed by applying the appropriate tax rate to each adjustment and then allocating the tax impact between controlling and non-controlling interests.

(5)
Diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items, was computed using the two-class method to determine the net income (loss) per share for each class of common stock and participating security (restricted stock and certain of our stock settled restricted stock units) according to dividends declared and participation rights in undistributed earnings. Accordingly, we have excluded net income from continuing operations attributable to participating securities, excluding items, of $0.2 million for the three months ended December 31, 2017, September 30, 2017, and December 31, 2016, and $0.7 million and $0.6 million for the years ended December 31, 2017 and 2016, respectively, from our calculation of diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items.

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts and ratios)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2017	2017	2016	2017	2016
Reconciliation of Archrock, Inc. Net Income (Loss) to Cash Available for Dividend
Net income (loss)	$49,142	$(12,683)	$(46,079)	$18,410	$(65,243)
Less: Loss from discontinued operations, net of tax	—	(54)	(384)	(54)	(426)
Net income (loss) from continuing operations	49,142	(12,629)	(45,695)	18,464	(64,817)
Less: Archrock Partners net income (loss)	2,633	(4,013)	(14,021)	(421)	(10,757)
Deconsolidated net (income) loss from continuing operations	46,509	(8,616)	(31,674)	18,885	(54,060)
Declared LP distributions to Archrock, Inc.	8,283	8,283	8,283	33,134	28,446
Declared GP distributions to Archrock, Inc.	405	405	378	1,594	1,417
Deconsolidated items:
Restatement and other charges	1,083	566	12,610	4,370	13,470
Restructuring and other charges	141	422	1,127	1,386	9,592
Depreciation and amortization	11,179	11,676	13,305	44,715	55,245
Benefit from income taxes	(55,443)	(5,503)	(12,835)	(64,465)	(26,016)
Cash tax (payment) refund	(1)	130	115	554	3,920
Maintenance and other capital expenditures	(6,102)	(5,151)	(2,716)	(18,971)	(15,026)
Long-lived asset impairment	3,837	1,737	23,303	10,036	41,177
Non-cash selling, general and administrative expense	2,035	1,846	1,463	7,399	7,766
Non-cash interest expense	254	258	486	1,467	2,021
(Gain) loss on sale of property, plant and equipment	(479)	96	(968)	(1,413)	(2,414)
Corporate office relocation costs(1)	—	1,318	—	1,318	—
Expensed acquisition and merger related costs	275	—	—	275	—
Other (income) loss, net	(401)	77	(1,336)	(1,259)	(5,996)
Cash Available for Dividend (2)	$11,575	$7,544	$11,541	$39,025	$59,542

Dividend declared for the period per share	$0.1200	$0.1200	$0.1200	$0.4800	$0.4300
Dividend declared for the period to all shareholders	$8,519	$8,536	$8,495	$34,125	$30,363
Cash available for dividend coverage (3)	1.36x	0.88x	1.36x	1.14x	1.96x

Archrock, Inc. Cash Available for Dividend
Declared LP distributions to Archrock, Inc.	$8,283	$8,283	$8,283	$33,134	$28,446

Declared GP distributions to Archrock, Inc.	405	405	378	1,594	1,417
Total distributions received	8,688	8,688	8,661	34,728	29,863
Deconsolidated items:
Contract operations gross margin (4)	6,322	3,966	7,779	19,768	47,839
Aftermarket services gross margin (4)	8,546	5,843	6,349	27,817	26,362
Selling, general and administrative	(6,950)	(8,397)	(8,345)	(29,448)	(34,753)
Non-cash selling, general and administrative	2,035	1,846	1,463	7,399	7,766
Maintenance and other capital expenditures	(6,102)	(5,151)	(2,716)	(18,971)	(15,026)
Cash interest expense	(759)	(795)	(797)	(3,002)	(4,015)
(Gain) loss on sale of property, plant and equipment	(479)	96	(968)	(1,413)	(2,414)
Corporate office relocation costs(1)	—	1,318	—	1,318	—
Expensed acquisition and merger related costs	275	—	—	275	—
Cash tax (payment) refund	(1)	130	115	554	3,920
Cash Available for Dividend (2)	$11,575	$7,544	$11,541	$39,025	$59,542

Dividend declared for the period per share	$0.1200	$0.1200	$0.1200	$0.4800	$0.4300
Dividend declared for the period to all shareholders	$8,519	$8,536	$8,495	$34,125	$30,363
Cash available for dividend coverage (3)	1.36x	0.88x	1.36x	1.14x	1.96x

(1)
Includes charges associated with the relocation of our corporate headquarters in the third quarter of 2017, which are included in Selling, general and administrative in our condensed consolidated statement of operations.

(2)
Cash available for dividend, a non-GAAP measure, is defined as distributions received by us from Archrock Partners, L.P., plus our deconsolidated gross margin, less the following deconsolidated items: maintenance and other capital expenditures, cash selling, general and administrative expense excluding corporate office relocation costs, cash interest expense associated with our debt, cash tax, (gain) loss on sale of property, plant and equipment and expensed acquisition and merger related costs. Management uses cash available for dividend as a supplemental performance measure. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned dividends.

(3)	Defined as cash available for dividend for the period divided by dividend declared for the period to all shareholders.

(4)
Management believes gross margin provides useful information to investors because this non-GAAP measure, when viewed with our GAAP results and accompanying reconciliations, provides a more complete understanding of our performance than GAAP results alone.  Management uses this non-GAAP measure as a supplemental measure to review current period operating performance, comparability measures and performance measures for period to period comparisons.